DEBTOR(S): Midway Gold US Inc.

CASE NUMBER: 15-16835

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period End Date: 1/31/2017

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 2/28/2017

Print Name: Dan Brosious

Signature: [signature]

Title: Chief Restructuring Officer

Rev. 2/28/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

1/1/2017 to 1/31/2017 Month 01-17

CASH FLOW SUMMARY 1/31/2017	Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. **Beginning Cash Balance**	$ 75,670	18,506,954	16,249	-	100	0	100	61,980	1,257	1,006	499,044	-	-	-	19,162,361
2. Cash Receipts															
Sales	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Sale of Assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	-	15,000	-	-	-	-	-	-	-	-	-	-	-	15,000 [2]
Miscellaneous	-	53,146	-	-	-	-	-	-	-	-	-	-	-	-	53,146
Total Cash Receipts	$ 0	53,146	15,000	-	0	0	0	0	-	-	-	-	-	-	68,146
3. Cash Disbursements															
Operations	(1,783)	(47,507)	(17,484)	-	-	-	-	-	(200)	(200)	-	-	-	-	(67,175)
Debt Service/Secured loan payment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees	(250)	(8,775)	(975)	-	-	-	-	(650)	(325)	(325)	(325)	-	-	-	(11,625)
Professional fees paid from retainer	-	(1,105)	-	-	-	-	-	-	-	-	-	-	-	-	(1,105)
Intercompany Transfer	-	(15,000)	-	-	-	-	-	-	-	-	-	-	-	-	(15,000) [2]
Total Cash Disbursements	$ (2,033)	(72,387)	(18,459)	-	0	0	0	(650)	(525)	(525)	(325)	-	-	-	(94,904)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(2,033)	(19,241)	(3,459)	-	-	0	-	(650)	(525)	(525)	(325)	-	-	-	(26,758)
5 **Ending Cash Balance (to Form 2-C)**	$ 73,637	18,487,713	12,791	-	100	0	100	61,330	732	481	498,719	-	-	-	19,135,603

CASH BALANCE SUMMARY

	Financial Institution	Balance 31-Jan-17
NA		
MDW Corp	TD Canada Trust (CAD)	$ 73,637 [4]
Midway Gold US	Wells Fargo N.A.	18,487,713
Midway Services Company	Wells Fargo N.A.	12,791
Nevada Talon	Wells Fargo N.A.	481
Realty	Wells Fargo N.A.	498,719
RR Exploration	Wells Fargo N.A.	732
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	0
MDW Pan LLP	BNY Mellon	0
MDW Gold Rock LLP	Wells Fargo N.A.	61,330
		$ 19,136,166 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $15,235.44
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period 6/22/2015 to 1/31/2017

CASH FLOW SUMMARY 1/31/2017		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167
Sale of Assets		-	29,861,449	-	-	-	-	-	-	-	-	500,732	-	-	-	30,362,182
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		484,818	5,896,588	4,925,000	-	5,019,208	404,872	715,208	715,000	148,500	56,000	6,500	-	-	-	18,371,695 [2]
Miscellaneous		62,847	953,574	76,150	-	-	679,419	-	61,511	-	-	-	-	-	-	1,833,501
Total Cash Receipts	$	547,665	36,711,612	5,001,150	-	5,019,208	23,039,458	715,208	776,511	148,500	56,000	507,232	-	-	-	72,522,544
3. Cash Disbursements																
Operations		(303,930)	(3,177,820)	(5,042,446)	-	(208)	(10,665,537)	(208)	(695,381)	(149,575)	(53,487)	(9,168)	-	-	-	(20,097,762)
Debt Service/Secured loan payment		-	-	-	-	-	(5,890,616)	-	-	-	-	-	-	-	-	(5,890,616)
Professional fees/U.S. Trustee fees		(235,083)	(8,035,904)	(30,550)	-	-	(1,478,367)	-	(23,294)	(2,925)	(2,950)	(2,275)	-	-	-	(9,811,348)
Professional fees paid from retainer		(20,174)	(1,105)	-	-	-	-	-	-	-	-	-	-	-	-	(21,279)
Intercompany Transfer		(195,288)	(7,023,581)	-	-	(5,019,000)	(5,424,081)	(715,000)	-	-	-	-	-	-	-	(18,376,950) [2]
Total Cash Disbursements	$	(754,475)	(18,238,410)	(5,072,996)	-	(5,019,208)	(23,458,601)	(715,208)	(718,675)	(152,501)	(56,437)	(11,443)	-	-	-	(54,197,956)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(206,810)	18,473,202	(71,847)	-	-	(419,143)	-	57,836	(4,001)	(437)	495,789	-	-	-	18,324,589
5 Ending Cash Balance (to Form 2-C)	$	73,637	18,487,713	12,791	-	100	0	100	61,330	732	481	498,719	-	-	-	19,135,603

CASH BALANCE SUMMARY

NA	Financial Institution		Book Balance 31-Jan-17		Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$	73,637 [4]	$	280,447
Midway Gold US	Wells Fargo N.A.		18,487,713		14,511
Midway Services Company	Wells Fargo N.A.		12,791		84,638
Nevada Talon	Wells Fargo N.A.		481		919
Realty	Wells Fargo N.A.		498,719		2,930
RR Exploration	Wells Fargo N.A.		732		4,733
Mine Services LLC [3]	Wells Fargo N.A.		363		363
MDW Pan Hold Co.	Wells Fargo N.A.		100		100
MDW GR Hold Co.	Wells Fargo N.A.		100		100
Midway Pan Mine Co. [3]	Wells Fargo N.A.		100		100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.		100		100
MDW Pan LLP	Rev. 8/31/2016		0		382,665
MDW Pan LLP	BNY Mellon		0		36,478
MDW Gold Rock LLP	Wells Fargo N.A.		61,330		3,494
			19,136,166 [5]		811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $15,235.44
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

1/1/2017 to 1/31/2017 Month 01-17

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(72,387)	(15,000)	(57,387)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(2,033)	-	(2,033)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	-	-	-
15-16839	RR Exploration	One Wells Fargo	(525)	-	(525)
15-16840	Midway Services Co.	One Wells Fargo	(18,459)	-	(18,459)
15-16841	Nevada Talon, LLC	One Wells Fargo	(525)	-	(525)
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	-	-	-
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(650)	-	(650)
15-16845	Midway Gold Realty	One Wells Fargo	(325)	-	(325)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		**(94,904)**	**(15,000)**	**(79,904)**

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 1/1/2017 to 1/31/2017

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description	Amount (USD$)
1/18/2017	Eureka Town Water and Sewer	2	Miscellaneous	66.42
1/10/2017	Marsh	2	Miscellaneous	52,955.46
1/31/2017	Wells Fargo	2	Miscellaneous	123.89
1/31/2017	Wells Fargo	16	Intercompany Transfer	15,000.00

Total Sales	$	0.00
Total Intercompany Transfers	$	15,000.00
Total Sale of Assets	$	0.00
Total Miscellaneous	$	53,145.77
Total Cash Receipts	$	68,145.77 [1]

Rev. 2/28/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 1/1/2017 to 1/31/2017

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity		Date	Check No.	Payee		Amount (USD$)
21		1/5/2017	959	Blender Media	$	-1,004.99
21		1/13/2017	960	Computershare	$	-758.10
21		1/20/2017	961	Borden Ladner Gervais	$	-249.70
21		1/31/2017		Jan 17 Bank Activity	$	-20.40
2		1/5/2017	6400	Barbarich Property Management	$	-175.00
2		1/5/2017	6401	NV Energy	$	-135.09
2		1/5/2017	6402	Tonopah Public Utilities	$	-37.15
2		1/5/2017	145335	ISC dba Venture Tech	$	-6,245.51
2		1/5/2017	145336	Teresa Gustine	$	-860.55
2		1/11/2017		Bank Fees	$	-676.36
2		1/13/2017	6403	Frank Yu	$	-5,500.00
2		1/13/2017	6404	Martin Hale	$	-4,750.00
2		1/13/2017	6405	Matthew Goldfarb	$	-5,000.00
2		1/13/2017	6406	Richard Sawchak	$	-7,250.00
2		1/13/2017	6407	Trey Anderson	$	-3,500.00
2		1/13/2017	6408	Certent Inc	$	-4,914.96
2		1/13/2017	145339	Teresa Gustine	$	-450.00
2		1/20/2017	145340	EPIQ Systems	$	-1,104.85
2		1/20/2017	145341	Teresa Gustine	$	-489.99
2		1/26/2017	145343	Teresa Gustine	$	-900.00
2		1/27/2017	145342	Firmex Corp	$	-2,850.00
2		1/27/2017	6409	Douglas County Treasurer	$	-3,702.75
2		1/27/2017	6411	U.S. Trustee	$	-325.00
2		1/27/2017	6416	U.S. Trustee	$	-325.00
2		1/27/2017	6415	U.S. Trustee	$	-325.00
2	N	1/27/2017	6413	U.S. Trustee	$	-325.00
2		1/27/2017	6412	U.S. Trustee	$	-325.00
2		1/27/2017	6414	U.S. Trustee	$	-650.00
2		1/27/2017	6417	U.S. Trustee	$	-1,625.00
2		1/27/2017	6418	U.S. Trustee	$	-4,875.00
2		1/27/2017	6410	Tab Products CO LLC	$	-69.72
2		1/31/2017		Co. 2 to Co. 16	$	-15,000.00
5		1/5/2017	1071	CT Corporation	$	-200.18
5		1/27/2017	1072	US Trustee	$	-325.00
9		1/27/2017	2117	US Trustee	$	-325.00
10		1/5/2017	3445	CT Corporation	$	-200.18
10		1/27/2017	3446	US Trustee	$	-325.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 1/1/2017 to 1/31/2017

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
16	1/4/2017		Paycom	$	-4,066.29
16	1/5/2017		United Healthcare - Duluth	$	-1,482.83
16	1/5/2017		Vision Services Plan	$	-23.79
16	1/13/2017		Principal	$	-538.46
16	1/17/2017		Paycom	$	-4,311.09
16	1/23/2017		Rocky Mountain Reserve	$	-39.25
16	1/24/2017		Principal	$	-1,753.23
16	1/27/2017		Principal	$	-423.08
16	1/27/2017	1096	US Trustee	$	-975.00
16	1/27/2017	1095	MetLife Group Benefits	$	-177.39
16	1/31/2017		Paycom	$	-4,644.48
16	1/31/2017	145344	Vision Services Plan	$	-23.79
20	1/27/2017	1099	US Trustee		-325.00
20	1/27/2017	1100	US Trustee		-325.00
			Total Cash Disbursements	$	**-94,904.16** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 2/28/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C
COMPARATIVE BALANCE SHEET
For Period Ended: 1/31/2017

		CONSOLIDATED January 31, 2017 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		19,136,166	811,577
Accounts Receivable		73,664	201,443
Inventory		0	20,105,452
Prepaid		1,291,370	3,871,105
Other Current Assets		6,297	102,495
Total Current Assets		20,507,497	25,092,072
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		18,091	132,722,845
Reclamation Deposits		42	3,744,642
Mineral Properties		0	18,029,003
Other Long Term Assets		68,759	98,248
Total Long Term Assets		87,267	154,595,113
Total Assets		20,594,764	179,687,185
Current Liabilities			
Accounts Payable - Pre-Petition		(18,361,960)	(21,646,032)
Accounts Payable - Post-Petition		(133,144)	0
Reclamation and Remediation		0	(8,715)
Other Short Term Liabilities		(224,987)	(265,260)
Short Term Debt		(49,611,675)	(51,673,880)
Total Current Liabilities		(68,331,766)	(73,593,887)
Long Term Liabilities			
Reclamation and Remediation		0	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		0	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		(65)	(8,790,960)
Total Liabilities		(68,331,831)	(82,384,847)
Redeemable Preferred Stock		(59,953,067)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital	NA	0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		47,251	25,463,917
Accumulated Deficit		274,831,219	98,804,366
Total Shareholder's Equity		107,690,134	(42,920,053)
Liability and Equity		(20,594,764)	(179,687,185)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 1/1/2017 **to** 1/31/2017

	CONSOLIDATED Janaury 2017 Actual		CONSOLIDATED January 2017 [1] Actual (Accum Post-Petition)
Revenue			
Sales	0		(21,952,883)
Total Revenue	0		(21,952,883)
Cost of Sales			
Cost of Goods Sold	0		16,900,088
Depreciation	0		7,762,294
Inventory Write-Down	0		10,387,265
Total Cost of Sales	0		35,049,647
Accretion	0		368,547
Mineral exploration expenditures	200		1,034,160
Impairment of Long Lived Assets	0		126,249,499
General & Administrative			
Consulting	24,567		2,964,783
Depreciation - CGA	2,897		272,660
Interest and bank charges	706		22,376
Legal, audit and accounting	(30,110)		4,446,880
Office & administrative	34,299		1,348,375
Salaries and benefits	14,824		2,030,307
Transfer agent and filing fees	0		62,446
Travel	0		11,746
Investor relations	0		67,259
Total General & Administrative	47,183		11,226,831
Total Operating Costs	47,383		173,928,683
Foreign exchange (gain) loss	2		750
Other income	0		1,477,468
(Gain) loss on disposal of PP&E	0		(10,446,675)
Interest and investment income	(134)		(1,867)
Total Other (Income) Expense	(132)		(8,970,324)
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	47,251		146,833,888
Income tax recovery	0		0
Net Income	47,251		146,833,888

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 1/1/2017 to 1/31/2017

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$528	$788	$788	$528
Employee FICA taxes withheld	231	578	578	231
Employer FICA taxes	231	578	578	231
Unemployment taxes				
Other:				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other:				
Local				
Personal property taxes				
Real property taxes				
Other:				
			Total unpaid post-petition taxes	$990

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	*Premium paid through date
Workers' compensation	Federal INS	$1,000,000	8/1/2017	8/1/2017
General liability	Federal INS	1,000,000	8/1/2017	8/1/2017
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/31/2016	8/31/2016
Vehicle	Federal INS	1,000,000	8/1/2017	8/1/2017
Other (list): Umbrella Liability	Federal INS	25,000,000	8/1/2017	8/1/2017
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/17/2016	7/17/2016
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.				

* Updated copies of Certificate of Insurance will be provided in the February 2017 Report.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 1/1/2017 to 1/31/2017

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 64,702	$ -	$ -	$ -	$ 64,702
Post-petition receivables	8,962				8,962
Total	$ 73,664	$ -	$ -	$ -	$ 73,664

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 21,342	$ 12,105	$ 45,650	$ 30,299	$ 109,396
Other Payables	23,747				23,747
Total	$ 45,089	$ 12,105	$ 45,650	$ 30,299	$ 133,144

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	**Current Month's Accrual**	**Paid in Current Month**	**Court Approval Date**	**Month-end Balance Due [1]**
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (32,297)	$ -	7/17/2015	$ 22,381
Debtor Local Counsel - S&W	25,000	(5,507)	-	7/16/2015	19,493
Debtor Canadian Counsel - DLA Piper	-	-	-	N/A	-
Canadian Information Officer - E&Y	40,196	-	-	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	-	-	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(44,810)	-	7/24/2015	52,594
Investment Bank - Moelis	-	-	-	11/6/2015	-
Lender's Counsel - Luskin Stern	-		-	N/A	-
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	50,000	-	-	N/A	50,000
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(38,751)	-	8/14/2015	(38,751)
UCC Financial Advisor - Gavin Solmonese	-	(1,136)	-	8/19/2015	(1,136)
Epiq	10,947	(2,556)	(1,105)	7/23/2015	8,391
Total	NA	$ (125,057)	$ (1,105)		$ 153,168

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	**Position**	**Nature of Payment**	**Amount**
FTI Consulting	CRO and Temporary Staff	Professional Fees and Expenses	$ -

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. 21 | CASE NO: 15-16836

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2017

Month	Year 1/31/2017	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017 $	2,033	325		
February	2017	0			
March	2017	0			
TOTAL 1st Quarter $		2,033.19 $	325		
April	2017 $	0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter $		0.00 $	0		
July	2017 $	0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter $		0.00 $	0		
October	2017 $	0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter $		0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $14(NA	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999..........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc.
2

CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 1/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017 $	72,387	650		
February	2017	0			
March	2017	0			
TOTAL 1st Quarter $		72,386.93 $	650		
April	2017 $	0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter $		0.00 $	0		
July	2017 $	0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter $		0.00 $	0		
October	2017 $	0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter $		0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company CASE NO: 15-16840
16

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	18,459		650		
February	2017		0				
March	2017		0				
TOTAL 1st Quarter		$	18,458.68	$	650		
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	0		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC 13 CASE NO: 15-16846

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0		325		
February	2017		0				
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325		
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	0		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14   CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0	325		
February	2017		0			
March	2017		0			
TOTAL 1st Quarter		$	0.00 $	325		
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00 $	0		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00 $	0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP 19 CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0		325		
February	2017		0				
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325		
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	0		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15

CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0	325		
February	2017		0			
March	2017		0			
TOTAL 1st Quarter		$	0.00 $	325		
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00 $	0		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00 $	0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999.....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999.....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP
20

CASE NO: 15-16844

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	650	325		
February	2017		0			
March	2017		0			
TOTAL 1st Quarter		$	650.00	$ 325		
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 0		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10

CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017 $	525	325		
February	2017	0			
March	2017	0			
TOTAL 1st Quarter $		525.18 $	325		
April	2017 $	0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter $		0.00 $	0		
July	2017 $	0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter $		0.00 $	0		
October	2017 $	0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter $		0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 525	325		
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 525.18	$ 325		
April	2017	$ 0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 0		
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty 9 CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	325	325		
February	2017		0			
March	2017		0			
TOTAL 1st Quarter		$	325.00 $	325		
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00 $	0		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00 $	0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0		325		
February	2017		0				
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325		
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	0		
July	2017	$	325				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	325.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999.....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999.....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more.........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc.
7

CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0		325		
February	2017		0				
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325		
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	0		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0		325		
February	2017		0				
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325		
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	0		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-G
NARRATIVE
For Period Ending: 1/31/2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of January 1, 2017 through January 31, 2017. Significant events occurring after this period will be reported in the subsequent monthly operating report unless otherwise indicated below.

Administrative Case

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

On January 11, 2017, Debtors filed their sixth motion to extend the plan acceptance exclusivity period to February 22, 2017.

Debtors continued to make efforts to liquidate their remaining assets and to negotiate terms of a consensual plan of liquidation.

Adversary Proceeding

In the adversary proceeding styled, *EPC Services Company v. Midway Gold US Inc., et al.*, adversary proceeding number 16-1172 MER, on January 19, 2017, the Court entered an order dismissing the adversary proceeding.

Analyzed Business Checking

WELLS FARGO

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$13,644,697.27	$53,021.88	-$51,651.02	$13,646,068.13

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/10	52,955.46	eDeposit IN Branch/Store 01/10/17 10:37:17 Am 1601 Blake St Denver CO
	01/18	66.42	Deposit Made In A Branch/Store
		$53,021.88	**Total electronic deposits/bank credits**
		$53,021.88	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/05	7,106.06	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	01/11	676.36	Client Analysis Srvc Chrg 170110 Svc Chge 1216 000006198288265
	01/12	5,364.96	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	01/20	1,104.85	WT Fed#05020 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# IN17011917370485 Trn#170120051581 Rfb# 000000762
	01/20	489.99	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	01/26	900.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	01/27	2,850.00	WT Fed#00234 Royal Bank of Cana /Ftr/Bnf=Firmex Corp Srf# Gw00000001364599 Trn#170127000271 Rfb# 764
	01/31	15,000.00	Online Transfer Payroll Fund Ref #Bb035334Hc
		$33,492.22	**Total electronic debits/bank debits**

WELLS FARGO

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	37.15	01/11	6401 *	135.09	01/11	6405 *	5,000.00	01/18
	175.00	01/17	6403 *	5,500.00	01/23	6406	7,250.00	01/20
6399	61.56	01/04						

$18,158.80 **Total checks paid**

* *Gap in check sequence.*

$51,651.02 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
12/31	13,644,697.27	01/12	13,684,271.55	01/23	13,664,818.13
01/04	13,644,635.71	01/17	13,684,096.55	01/26	13,663,918.13
01/05	13,637,529.65	01/18	13,679,162.97	01/27	13,661,068.13
01/10	13,690,485.11	01/20	13,670,318.13	01/31	13,646,068.13
01/11	13,689,636.51				

Average daily ledger balance **$13,663,546.61**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Business Market Rate Savings

WELLS FARGO

031955 1 AV 0.373 53597

MIDWAY GOLD US INC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
Telecommunications Relay Services calls accepted

1-800-CALL-WELLS (1-800-225-5935)

TTY: 1-800-877-4833
En español: 1-877-337-7454

Online: wellsfargo.com/biz

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Your Business and Wells Fargo

Visit wellsfargoworks.com to explore videos, articles, infographics, interactive tools, and other resources on the topics of business growth, credit, cash flow management, business planning, technology, marketing, and more.

Activity summary

Beginning balance on 1/1	$4,862,318.45
Deposits/Credits	123.89
Withdrawals/Debits	- 0.00
Ending balance on 1/31	**$4,862,442.34**
Average ledger balance this period	$4,862,318.45

[redacted]

MIDWAY GOLD US INC

Colorado account terms and conditions apply

For Direct Deposit use
Routing Number (RTN): 102000076

For Wire Transfers use
Routing Number (RTN): 121000248

Interest summary

Interest paid this statement	$123.89
Average collected balance	$4,862,318.45
Annual percentage yield earned	0.03%
Interest earned this statement period	$123.89
Interest paid this year	$123.89
Total interest paid in 2016	$930.00

DCRE11UTGE 031955 NNNNNNNNNN NNN NNN 001 002 163 128417 203187022

WELLS FARGO

General statement policies for Wells Fargo Bank

■ **Notice:** Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery, P.O. Box 5058, Portland, OR 97208-5058.

You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Account Balance Calculation Worksheet

1. Use the following worksheet to calculate your overall account balance.
2. Go through your register and mark each check, withdrawal, ATM transaction, payment, deposit or other credit listed on your statement. Be sure that your register shows any interest paid into your account and any service charges, automatic payments or ATM transactions withdrawn from your account during this statement period.
3. Use the chart to the right to list any deposits, transfers to your account, outstanding checks, ATM withdrawals, ATM payments or any other withdrawals (including any from previous months) which are listed in your register but not shown on your statement.

ENTER

A. The ending balance shown on your statement .... $ ________

ADD

B. Any deposits listed in your register or transfers into your account which are not shown on your statement.
$ ________
$ ________
$ ________
+ $ ________

.... TOTAL $ ________

CALCULATE THE SUBTOTAL

(Add Parts A and B)

.... TOTAL $ ________

SUBTRACT

C. The total outstanding checks and withdrawals from the chart above .... - $ ________

CALCULATE THE ENDING BALANCE

(Part A + Part B - Part C)
This amount should be the same as the current balance shown in your check register .... $ ________

Number	Items Outstanding	Amount
	Total amount $	

DCRE11UTGE 031955 NNNNNNNNNN NNN NNN 002 002 163 128419 2018702 2

Analyzed Business Checking

Account number: [redacted] ■ January 1, 2017 - January 31, 2017 ■

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$1,006.32	$0.00	-$200.18	$806.14

Debits

Checks paid

Number	*Amount*	*Date*
1071	200.18	01/11
	$200.18	**Total checks paid**
	$200.18	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
12/31	1,006.32	01/11	806.14

Average daily ledger balance **$870.71**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

(163)
Sheet Seq = 0006877
Sheet 00001 of 00001

Analyzed Business Checking

Account number: [redacted] ■ January 1, 2017 - January 31, 2017 ■ Page 1 of 1

WELLS FARGO

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$499,043.75	$0.00	$0.00	$499,043.75

Daily ledger balance summary

Date	*Balance*
12/31	499,043.75

Average daily ledger balance **$499,043.75**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

(163)
Sheet Seq = 0006876
Sheet 00001 of 00001

Analyzed Business Checking

Account number: [redacted] ■ January 1, 2017 - January 31, 2017 ■

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$1,257.08	$0.00	-$200.18	$1,056.90

Debits

Checks paid

Number	*Amount*	*Date*
3445	200.18	01/11
	$200.18	**Total checks paid**
	$200.18	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
12/31	1,257.08	01/11	1,056.90

Average daily ledger balance **$1,121.47**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ January 1, 2017 - January 31, 2017 ■

WELLS FARGO

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$363.00	$0.00	$0.00	$363.00

Daily ledger balance summary

Date	*Balance*
12/31	363.00

Average daily ledger balance **$363.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
12/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
12/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$16,249.45	$15,000.00	-$17,306.29	$13,943.16

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/31	15,000.00	Online Transfer Payroll Fund Ref #Bb035334Hc
		$15,000.00	**Total electronic deposits/bank credits**
		$15,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/04	4,066.29	WT Fed#03125 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN17010410530598 Trn#170104135538 Rfb# 000000760
	01/09	23.79	Vsp Payment Ebillpymts 170106 1501812 Midway Services Compan
	01/11	1,482.83	Unitedhealthcare Billing 033992133658 \Iea*1*170109171\
	01/13	538.46	Principal Peris Plic-Peris 4-5899300000912 Wells Fargo Payroll
	01/17	4,311.09	WT Fed#09769 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN17011706364804 Trn#170117109033 Rfb# 000000761
	01/23	39.25	Rocky Mtn Res Op Client Fee 170123 Rmmwg Midway Services Comp
	01/24	1,753.23	Principal Peris Plic-Peris 4-5899300001542 Wells Fargo Payroll
	01/27	423.08	Principal Peris Plic-Peris 4-5899300000308 Wells Fargo Payroll

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/31	4,644.48	WT Fed#07223 Bank of America, N /Ftr/Bnf=Paycom Payroll Wire Account Srf# Gw00000001417467 Trn#170131072646 Rfb# 765
	01/31	23.79	Vsp Payment Ebillpymts 170130 1526887 Midway Services Compan
		$17,306.29	**Total electronic debits/bank debits**
		$17,306.29	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
12/31	16,249.45	01/13	10,138.08	01/24	4,034.51
01/04	12,183.16	01/17	5,826.99	01/27	3,611.43
01/09	12,159.37	01/23	5,787.74	01/31	13,943.16
01/11	10,676.54				

Average daily ledger balance **$8,939.68**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
12/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ January 1, 2017 - January 31, 2017 ■

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
12/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$0.00	$0.00	$0.00	$0.00

Daily ledger balance summary

Date	*Balance*
12/31	0.00

Average daily ledger balance **$0.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ January 1, 2017 - January 31, 2017 ■ Page 1 of 1

WELLS FARGO

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$61,980.02	$0.00	$0.00	$61,980.02

Daily ledger balance summary

Date	*Balance*
12/31	61,980.02

Average daily ledger balance **$61,980.02**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

BURNABY CENTRE BRANCH
1933 WILLINGDON AVE
BURNABY, BC V5C 5J3

TD Canada Trust

Tel: 1-866-222-3456
TTY: 1-800-361-1180

TDCDA11100_6404791_007 E U 09656 00121

MIDWAY GOLD CORP.
8310 SOUTH VALLEY HWY SUITE 280
ENGLEWOOD CO 80112 USA

Statement of Account	
Branch No.	Account No.
9656	[redacted]

Account Type
CURRENT ACCOUNT

Statement From - To
DEC 30/16 - JAN 31/17
Page 1 of 2

DESCRIPTION	CHEQUE/DEBIT	DEPOSIT/CREDIT	DATE	BALANCE
BALANCE FORWARD			DEC30	19,789.06
CIPS CREDIT INTEREST		13.45	JAN03	19,802.51
CHQ#00957-2300405351	1,021.06		JAN05	18,781.45
CHQ#00958-2300023899	804.87		JAN10	17,976.58
IWPN CHARGES	5.00		JAN23	
CMS-BR/PT FEES	30.00		JAN23	
CHQ#00959-1142189559	1,350.00		JAN23	16,591.58
CHQ#00960-2300486246	1,018.36		JAN25	15,573.22
SERVICE CHARGE	5.00		JAN31	15,568.22

4 CHQS ENCLOSED NEXT STATEMENT DATE IS FEB 28/17
MONTHLY AVER. CR. BAL. $17,708.92
MONTHLY MIN. BAL. $15,568.22
DEP CONTENT- CASH 0 ITEMS 0 UNC BATCH 0

	No.	Amount
Credits	1	13.45
Debits	7	4,234.29

-
-
-

Please ensure that you report in writing any errors or irregularities found within this statement within 30 days of the statement date. If you do not, the statement of account shall be conclusively deemed correct except for any amount credited to the account in error.

Accounts issued by: THE TORONTO-DOMINION BANK

[redacted]

CHEQUE # 00957 $1,021.06



CHEQUE # 00957


2300390488
0200434119
2300405351

[redacted]

CHEQUE # 00958 $804.87


Midway Gold Corp.
00000958
PAY EIGHT HUNDRED FOUR AND 87/100
Borden Ladner Gervais
1200 Waterfront Centre
200 Burrard Street PO Box 48600
Vancouver BC V7X 1T2

CHEQUE # 00958


BACK/ENDOS

[redacted]

CHEQUE # 00959 $1,350.00


Midway Gold Corp.
00000959
01/06/2017
PAY ONE THOUSAND THREE HUNDRED FIFTY AND 00/100
Blender Media Inc
430-1190 Melville St
Vancouver BC V6E 3W1

CHEQUE # 00959


BACK/ENDOS

[redacted]

CHEQUE # 00960 $1,018.36



CHEQUE # 00960


2300465758
2300486246

JMO1C41130-0000242-00121

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary		
Account Number	00058486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	1/31/2017	

Balance per Bank Statement	13,646,068.13
Add Pending Deposits	.00
Less Outstanding Checks	20,797.47-
	13,625,270.66
Balance per General Ledger	13,625,270.66
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Martin M Hale, Jr.	1/13/2017	00006404	4,750.00-
Trey Anderson	1/13/2017	00006407	3,500.00-
Douglas County Treasurer	1/27/2017	00006409	3,702.75-
Tab Products CO LLC	1/27/2017	00006410	69.72-
U.S. Trustee	1/27/2017	00006411	325.00-
U.S. Trustee	1/27/2017	00006412	325.00-
U.S. Trustee	1/27/2017	00006413	325.00-
U.S. Trustee	1/27/2017	00006414	650.00-
U.S. Trustee	1/27/2017	00006415	325.00-
U.S. Trustee	1/27/2017	00006416	325.00-
U.S. Trustee	1/27/2017	00006417	1,625.00-
U.S. Trustee	1/27/2017	00006418	4,875.00-
			20,797.47-

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary		
Account Number	00824787	2.10118
Account Description	Wells Fargo Savings (USD)	
Period Ending	1/31/2017	

Balance per Bank Statement	4,862,442.34
Add Pending Deposits	.00
Less Outstanding Checks	.00
	4,862,442.34
Balance per General Ledger	4,862,442.34
Variance	.00

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	1/31/2017	

Balance per Bank Statement	806.14
Add Pending Deposits	.00
Less Outstanding Checks	325.00-
	481.14
Balance per General Ledger	481.14
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	1/27/2017	00001072	325.00-
			325.00-

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	00060152	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	1/31/2017	

Balance per Bank Statement	499,043.75
Add Pending Deposits	.00
Less Outstanding Checks	325.00-
	498,718.75
Balance per General Ledger	498,718.75
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	1/27/2017	00002117	325.00-
			325.00-

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	1/31/2017	

Balance per Bank Statement	1,056.90
Add Pending Deposits	.00
Less Outstanding Checks	325.00-
	731.90
Balance per General Ledger	731.90
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	1/27/2017	00003446	325.00-
			325.00-

Midway Gold Corp / Mine Services LLC

Reconciliation Summary

Account Number	00537122	11.10112
Account Description	Wells Fargo (USD)	
Period Ending	1/31/2017	

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	00544250	14.10112
Account Description	Wells Fargo (USD)	
Period Ending	1/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary		
Account Number	00544498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	1/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	1/31/2017	

Balance per Bank Statement	13,943.16
Add Pending Deposits	.00
Less Outstanding Checks	1,152.39-
	12,790.77
Balance per General Ledger	12,790.77
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
MetLife Group Benefits	1/27/2017	00001095	177.39-
U.S. Trustee	1/27/2017	00001096	975.00-
			1,152.39-

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary		
Account Number	00544994	17.10112
Account Description	Wells Fargo (USD)	
Period Ending	1/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	00545242	18.10112
Account Description	Wells Fargo (USD)	
Period Ending	1/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary		
Account Number	00545490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	1/31/2017	

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary		
Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	1/31/2017	

Balance per Bank Statement	61,980.02
Add Pending Deposits	.00
Less Outstanding Checks	650.00-
	61,330.02
Balance per General Ledger	61,330.02
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
U.S. Trustee	1/27/2017	00001099	325.00-
U.S. Trustee	1/27/2017	00001100	325.00-
			650.00-

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	00807893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	1/31/2017	

Balance per Bank Statement	15,568.22
Add Pending Deposits	.00
Less Outstanding Checks	332.78-
	15,235.44
Balance per General Ledger	15,235.44
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Borden Ladner Gervais	1/20/2017	00000961	332.78-
			332.78-